UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AVID BIOSERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2020

Annual Meeting of Stockholders

Notice and Proxy Statement

October 20, 2020

10:00 a.m. (PDT)

AVID BIOSERVICES, INC.

August 27, 2020

Dear Fellow Stockholders,

We are pleased to invite you to attend the 2020 annual meeting of stockholders of Avid Bioservices, Inc. to be held at 14191 Myford Road, Tustin, California 92780 on October 20, 2020, at 10:00 A.M. (PDT). The meeting will be held for the following purposes:

(1)	To elect seven directors to serve on our Board of Directors until our 2021 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2021;

(3)	To approve, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation”; and

(4)	To conduct any other business properly brought before the 2020 annual meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on August 24, 2020 as the record date for the 2020 annual meeting. Only stockholders of record on August 24, 2020 are entitled to notice of and to vote at the 2020 annual meeting. Further information about voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

We currently intend to hold the 2020 annual meeting in person. However, we are actively monitoring the recommendations of public health officials in response to the continuing COVID-19 pandemic. Please be advised that if we decide to change the location of the 2020 annual meeting or hold it partly or solely by means of virtual communications, as permitted by applicable law, we will announce such decision in advance, as promptly as practicable. If we take this step, details of how to participate will be issued by a press release which will also be filed with the Securities and Exchange Commission as definitive additional soliciting material.

Given the public health and safety concerns related to COVID-19, we ask that each stockholder carefully evaluate the relative benefits of in-person attendance at the 2020 annual meeting and take advantage of the ability to vote by proxy, as instructed on the proxy card or voting instructions that have been provided to you. If you elect to attend the 2020 annual meeting in person, we encourage you to follow guidance from public health authorities, as well as protocols required for all visitors to our facilities, which may include temperature checks, social distancing, health questionnaires, and other measures, in order to help us maintain a safe and healthy environment. If you are not feeling well or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting.

On or about August 28, 2020, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice also provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2020 annual meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the 2020 annual meeting in accordance with your instructions.

Very truly yours,

/s/ Joseph Carleone, Ph.D. Joseph Carleone, Ph.D., Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders

To the Stockholders of Avid Bioservices, Inc.:

You are invited to attend the 2020 Annual Meeting of Stockholders, which we refer to as the “2020 Annual Meeting”, of AVID BIOSERVICES, INC., a Delaware corporation, which we refer to as “we,” “us,” “our,” the “Company” and “Avid,” at 14191 Myford Road, Tustin, California 92780 on October 20, 2020, at 10:00 A.M. (PDT), for the following purposes:

(1)	To elect seven directors to serve on our Board of Directors until our 2021 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2021;

(3)	To approve, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation”; and

(4)	To conduct any other business properly brought before the 2020 Annual Meeting and any adjournment or postponement thereof.

The record date for the 2020 Annual Meeting is August 24, 2020. Only stockholders of record at the close of business on that date may vote at the 2020 Annual Meeting and at any adjournment or postponement thereof. If your brokerage firm, bank, broker-dealer, trustee or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, broker-dealer, trustee or other nominee, by following those instructions, to vote FOR all the nominees named in Proposal No. 1 and FOR Proposal Nos. 2 and 3. A list of our stockholders as of the close of business on August 24, 2020 will be available for inspection during business hours for ten days prior to the 2020 Annual Meeting at our principal executive offices located at 2642 Michelle Drive, Suite 200, Tustin, California 92780.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the 2020 Annual Meeting. It is important that your voice be heard and your shares be represented at the 2020 Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the 2020 Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the 2020 Annual Meeting in accordance with your instructions. If your shares are not registered in your own name and you would like to attend the 2020 Annual Meeting, please ask the brokerage firm, bank, broker-dealer, trustee or other nominee that holds the shares to provide you with evidence of your record date share ownership.

Our Board of Directors UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES NAMED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2 AND 3.

You are cordially invited to attend the 2020 Annual Meeting in person. In accordance with our security procedures, all persons attending the 2020 Annual Meeting will be required to present a form of government-issued picture identification. If you hold your shares in “street name”, you must also provide proof of ownership (such as a recent brokerage statement). If you are a holder of record and attend the 2020 Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to vote in person, you must provide a “legal proxy” in your name from your brokerage firm, bank, broker-dealer, trustee or other nominee.

Please note that, even if you plan to attend the 2020 Annual Meeting, we recommend that you vote via the Internet, telephone or mail prior to the 2020 Annual Meeting to ensure that your shares will be represented.

Regardless of the number of shares of Common Stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in Avid.

Very truly yours,

By order of the Board of Directors,

/s/ Mark R. Ziebell
Mark R. Ziebell,
Vice President, General Counsel & Secretary

Tustin, California

August 27, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING TO BE HELD ON OCTOBER 20, 2020: THE PROXY STATEMENT FOR THE 2020 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2020 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

On or about August 28, 2020, the Notice of Annual Meeting of Stockholders and the attached Proxy Statement will be made available to stockholders of record as of August 24, 2020.

AVID BIOSERVICES, INC.

Proxy Statement For Annual Meeting Of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AVID BIOSERVICES, INC., a Delaware corporation, to be used at the 2020 Annual Meeting of Stockholders of the Company, which we refer to as the “2020 Annual Meeting”, and which will be held at 14191 Myford Road, Tustin, California 92780 on October 20, 2020, at 10:00 A.M. (PDT), and at any adjournment or postponement thereof. Only stockholders of record at the close of business on August 24, 2020, which we refer to as the “record date”, will be entitled to vote at the 2020 Annual Meeting. The Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice”, containing instructions on how to access this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended April 30, 2020 (the “Annual Report”), are first being mailed to stockholders of record as of August 24, 2020 on or about August 28, 2020.

Holders of our common stock, $0.001 par value per share (“Common Stock”), at the close of business on August 24, 2020 will be entitled to vote at the 2020 Annual Meeting. Our 10.50% Series E Convertible Preferred Stock, $0.001 par value per share (“Series E Preferred Stock”), is non-voting, except to the extent required by law and in certain other limited circumstances, none of which are applicable to the proposals being presented to our stockholders for consideration at the 2020 Annual Meeting. Accordingly, the holders of shares of Series E Preferred Stock will not be entitled to vote on any of the proposals to be voted on at the 2020 Annual Meeting, except to the extent such holders are also the owners of our Common Stock and are entitled to vote such shares. As of the date of August 24, 2020, 56,602,792 shares of our Common Stock were issued and outstanding and entitled to vote. Stockholders are entitled to one vote for each share of Common Stock held. A majority, or 28,301,397, of these shares, present in person or represented by proxy at the 2020 Annual Meeting, will constitute a quorum for the transaction of business.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card and the Annual Report are also available at www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

All references in this Proxy Statement to “Avid”, the “Company”, “we”, “us” and “our” refer to Avid Bioservices, Inc. References to the “Board of Directors” or “Board” refer to the Board of Directors of Avid.

QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL MEETING

Why am I receiving these materials?

At the 2020 Annual Meeting, the Company asks you to vote on three proposals:

Proposal No. 1: to elect seven directors to serve on our Board of Directors until our 2021 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

Proposal No. 2: to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2021; and

Proposal No. 3: to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation”.

The Board may also ask you to participate in the transaction of any other business that is properly brought before the 2020 Annual Meeting in accordance with the provisions of our Charter and Amended and Restated Bylaws (the “Bylaws”).

You are receiving this Proxy Statement as a stockholder of the Company as of August 24, 2020, the record date for purposes of determining the stockholders entitled to receive notice of and vote at the 2020 Annual Meeting. As further described below, we request that you promptly vote via the Internet, telephone or mail.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2 AND 3.

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When and where will the 2020 Annual Meeting be held?

The 2020 Annual Meeting is scheduled to be held at 10:00 A.M. (PDT), on October 20, 2020 at 14191 Myford Road, Tustin, California 92780.

Who is soliciting my vote?

In this Proxy Statement, the Board is soliciting your vote.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the 2020 Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card concerning those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the 2020 Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the 2020 Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote as follows:

•	FOR the election of all seven board nominees;

•	FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2021; and

•

FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation”.

Who can vote?

Holders of our Common Stock at the close of business on August 24, 2020, the record date, may vote at the 2020 Annual Meeting. At the close of business on that date, there were 56,602,792 shares of our Common Stock outstanding and entitled to vote.

Is my vote confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date, your shares were registered directly in your name, then you are the stockholder of record for these shares. As the stockholder of record, you may vote either in person at the 2020 Annual Meeting or by proxy.

Beneficial Owners: Shares Registered in “Street Name”. If, at the close of business on the record date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares by following the voting instructions your brokerage firm, bank, broker-dealer, trustee or other nominee provides. If you do not provide your brokerage firm, bank, broker-dealer, trustee or other nominee with instructions on how to vote your shares, your brokerage firm, bank, broker-dealer, trustee or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “Will my shares be voted if I do nothing?” for additional information.

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Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How do I vote if I am a record holder?

You can vote by attending the 2020 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote in the following four ways:

•	By Internet or Telephone: To vote via the Internet or by telephone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on October 19, 2020. Alternatively, you may request a printed proxy card by telephone at 1-800-579-1639, over the Internet at www.proxyvote.com, or by email at sendmaterial@proxyvote.com.

•	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope. Your proxy must be received no later than October 19, 2020.

•	In Person at the 2020 Annual Meeting: If you attend the 2020 Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the 2020 Annual Meeting. You are encouraged to vote by Internet or telephone or complete, sign and date the proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the 2020 Annual Meeting.

How do I vote if my common shares are held in “street name”?

If you hold your shares beneficially in street name through a nominee (such as a brokerage firm, bank, broker-dealer or trustee), you may be able to complete your proxy and authorize your vote by proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

If you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee holding shares of our Common Stock for you, your shares will not be voted with respect to Proposal Nos. 1 (election of directors) and 3 (advisory vote to approve executive compensation), as brokerage firms, banks, broker-dealers or other nominees do not have discretion to vote on non-routine matters. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

How many votes do I have?

Stockholders are entitled to one vote per proposal for each share of Common Stock held. The holders of shares of Series E Preferred Stock will not be entitled to vote at the 2020 Annual Meeting, except to the extent such holders are also the owners of our Common Stock and are entitled to vote such shares.

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How will my shares of Common Stock be voted?

The shares of Common Stock represented by any proxy card which is properly executed and received by the Company prior to or at the 2020 Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposals, the shares represented by the proxy will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of each of the seven named director nominees set forth on the proxy card (Proposal No. 1); FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2021 (Proposal No. 2); and FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation” (Proposal No. 3).

What vote is required with respect to the proposals?

Proposal No. 1, the election of seven directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote, meaning that the director nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected. As a result, the seven director nominees receiving the most “for” votes at the 2020 Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2 and 3 will be decided by the affirmative vote of a majority of the stock represented and entitled to vote at the 2020 Annual Meeting. A stockholder may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Nos. 2 and 3.

What is the effect of abstentions and broker non-votes on voting?

Abstentions and broker “non-votes” are included in the determination of the number of shares present at the 2020 Annual Meeting for quorum purposes. Abstentions will count as a vote against the proposals, other than for the election of directors (Proposal No. 1). Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the shares present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote. Broker “non-votes” are not counted in the tabulations of the votes cast or present at the 2020 Annual Meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. At the 2020 Annual Meeting, nominees will not have discretion to vote on Proposal Nos. 1 (election of directors) and 3 (advisory vote to approve executive compensation), but will have discretion to vote on Proposal No. 2 (ratification of appointment of independent registered public accounting firm).

We encourage you to provide voting instructions on the proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Who is paying for this proxy solicitation?

We will bear the costs of soliciting proxies for the 2020 Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firm, bank, broker-dealer, trustee or other nominee for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors, officers and employees may solicit votes, without additional compensation, personally, by telephone, or by other appropriate means.

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If I have already voted by proxy against the proposals, can I still change my mind?

Yes. To change your vote by proxy, simply sign, date and return the proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the proxy card or voting instruction form. We strongly urge you to vote by proxy FOR each of the seven nominees named in Proposal No. 1 and FOR Proposal Nos. 2 and 3. Only your latest dated proxy will count at the 2020 Annual Meeting.

Will my shares be voted if I do nothing?

If your shares of our Common Stock are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote over the Internet or by telephone or attend the 2020 Annual Meeting and vote in person.

If your shares of Common Stock are held in “street name,” that is, held for your account by a brokerage firm, bank, broker-dealer, trustee or other nominee, and you do not instruct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares, then your brokerage firm, bank, broker-dealer, trustee or other nominee will determine if it has discretion to vote on each matter. Brokerage firms, banks, broker-dealers, trustees or other nominees do not have discretion to vote on non-routine matters. Proposal Nos. 1 (election of directors) and 3 (advisory vote to approve executive compensation) area considered to be non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is considered a routine matter. As a result, if you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee, then your brokerage firm, bank, broker-dealer, trustee or other nominee may not vote your shares with respect to Proposal Nos. 1 or 3, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What is the effect of abstentions and broker non-votes on voting?” above.

If your shares of our Common Stock are held in “street name,” your brokerage firm, bank, broker-dealer, trustee or nominee has enclosed a proxy card or voting instruction form with this Proxy Statement. We strongly encourage you to authorize your brokerage firm, bank, broker-dealer, trustee or other nominee to vote your shares by following the instructions provided on the proxy card or voting instruction form.

We strongly urge you to vote by proxy FOR each of the seven nominees in Proposal No. 1 and FOR Proposal Nos. 2 and 3 by marking, dating, signing and returning the proxy card today in the envelope provided. You may also vote by proxy over the Internet using the Internet address on the proxy card or by telephone using the toll-free number on the proxy card. If your shares are held in “street name,” you should follow the instructions on your proxy card or voting instruction form provided by your brokerage firm, bank, broker-dealer, trustee or other nominee and provide specific instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee to vote as described above.

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What constitutes a quorum?

A quorum is the minimum number of shares required to be present at the 2020 Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. A majority of the issued and outstanding shares of Common Stock, present in person or represented by proxy, and entitled to vote will constitute a quorum for the transaction of business at the 2020 Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the 2020 Annual Meeting. In the absence of a quorum, the 2020 Annual Meeting may be adjourned by a majority of the shares entitled to be vote present in person or by proxy.

What is “Householding” of Annual Meeting materials?

Some “street name” holders may be “householding” our proxy statements and annual reports. This means that only a single copy of our Proxy Statement and Annual Report to stockholders may have been sent to two or more stockholders sharing the same address. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 2642 Michelle Drive, Suite 200, Tustin, California, 92780, Attn: Investor Relations, telephone: (800) 987-8256. If you would like to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, please notify your brokerage firm, bank, broker-dealer, trustee or other nominee if your shares are held in “street name”, or you may contact us at the above address and telephone number.

How can I find out the results of the voting at the 2020 Annual Meeting?

Preliminary voting results are expected to be announced at the 2020 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the 2020 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the 2020 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Who will count the votes?

The votes will be counted, tabulated and certified by the inspector of elections for the 2020 Annual Meeting, who shall be duly appointed by the Board.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2021 annual meeting of stockholders, which we expect to hold on or about October 19, 2021, the proposal must be received at our principal executive offices at 2642 Michelle Drive, Suite 200, Tustin, California 92780, addressed to the Corporate Secretary, no later than April 29, 2021, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, if our 2021 annual meeting of stockholders is not held between September 20, 2021 and November 19, 2021, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Stockholder business that is not intended for inclusion in our proxy materials may be brought before the 2021 annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Corporate Secretary at our principal executive offices at 2642 Michelle Drive, Suite 200, Tustin, California 92780, by not earlier than the close of business on June 22, 2021 and not later than the close of business on July 22, 2021. However, if the 2021 annual meeting of stockholders is not held between September 20, 2021 and November 19, 2021, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2021 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2021 annual meeting of stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Failure to comply with our Bylaw procedures and deadlines may preclude presentation of the proposal at our 2021 annual meeting of stockholders.

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Whom should I call if I have questions about the 2020 Annual Meeting?

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING TO BE HELD ON OCTOBER 20, 2020: THE PROXY STATEMENT FOR THE 2020 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2020 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

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ANNUAL MEETING PROCEDURES

Annual Meeting Admission

Only Avid Bioservices, Inc. stockholders as of the close of business on August 24, 2020 or their duly authorized and constituted proxies may attend the 2020 Annual Meeting. Proof of ownership of our Common Stock must be presented in order to be admitted to the 2020 Annual Meeting. If your shares are held in the name of a brokerage firm, bank, broker-dealer, trustee or other nominee or holder of record and you plan to attend the 2020 Annual Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your brokerage firm, bank, broker-dealer, trustee or other nominee or other proof of ownership as of the close of business on August 24, 2020, the record date, to be admitted to the 2020 Annual Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. This proof can be: a brokerage statement or letter from a brokerage firm, bank, broker-dealer, trustee or other nominee indicating ownership on the record date, a proxy card, or a valid, legal proxy provided by your brokerage firm, bank, broker-dealer, trustee or other nominee.

After the chairman of the meeting opens the 2020 Annual Meeting, further entry will be prohibited. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2020 Annual Meeting, and the use of mobile phones during the 2020 Annual Meeting is also prohibited. All persons attending the 2020 Annual Meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the 2020 Annual Meeting.

Appraisal Rights

Holders of shares of Common Stock and shares of Series E Preferred Stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Stockholder List

A list of our stockholders as of the close of business on August 24, 2020 will be available for inspection during business hours for ten days prior to the 2020 Annual Meeting at our principal executive offices located at 2642 Michelle Drive, Suite 200, Tustin, California 92780.

Communications with the Board

Any stockholder or interested person may communicate with the Company’s non-management directors as a group by sending a communication to the Board of Directors c/o Avid Bioservices, Inc., Attn: Corporate Secretary, Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780. All communications will be reviewed by the Company’s Corporate Secretary. The Corporate Secretary will not forward to the non-management directors any spam, junk mail, mass mailing, product complaint, product inquiry, new product suggestion, job inquiry, survey, or business solicitation or advertisement. Material that is unduly hostile, threatening, illegal, or similarly unsuitable will also be excluded.

The non-management directors who receive such communication will have discretion to determine the handling of such communication, and if appropriate, the response to the person sending the communication and disclosure, which shall be consistent with the Company’s policies and procedures and applicable law regarding the disclosure of information.

Other Matters

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

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Proposal No. 1:

Election of Directors

Seven directors are to be elected to Avid’s Board of Directors at the 2020 Annual Meeting. Proxies can only be voted for the number of nominees named in this Proxy Statement.

All directors are elected annually and serve until our next annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote. Thus, the seven nominees receiving the highest number of votes will be elected as directors at the 2020 Annual Meeting.

Our Board of Directors has proposed each of the following nominees for election as directors, each of whom is a current member of our Board of Directors and has consented to serve as a director for an additional term if elected: Mark R. Bamforth, Joseph Carleone, Ph.D., Nicholas S. Green, Richard B. Hancock, Catherine J. Mackey, Ph.D., Gregory P. Sargen and Patrick D. Walsh. The Board of Directors recommends that you vote FOR the election of each of our nominees to serve as a director of the Company until the next annual meeting, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If any nominee is unable or declines to serve as a director at the time of the 2020 Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director.

The Corporate Governance Committee of the Board of Directors is directed under its charter to identify qualified individuals to become directors, and to recommend individuals it identifies to the Board of Directors for nomination. The Company’s Corporate Governance Guidelines establish criteria for membership on the Board. Under these criteria, the Corporate Governance Committee seeks to identify a diverse group of candidates for the Board. These candidates should possess strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially and be committed to representing the long-term interests of the stockholders. While neither the Board nor the Corporate Governance Committee has a formal policy regarding diversity in evaluating candidates, the Corporate Governance Committee considers all factors it deems appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, and executive compensation background. The Corporate Governance Committee does not assign specific weight to particular criteria and not all criteria apply to every candidate.

Following its evaluation of the seven nominees, the Corporate Governance Committee voted to recommend the nominees to the Board of Directors as candidates for election to a new term in office. The Board believes that as a group the Board consists of a sufficiently diverse group in terms of experience, knowledge and abilities to allow the Board to fulfill its responsibilities to the stockholders and the Company. As such, and based in part on the Corporate Governance Committee’s evaluation and recommendation, the Board of Directors has concluded that it is in our best interest and the best interest of our stockholders for each of the proposed nominees to serve as a member of our Board of Directors.

Nominees

Information with respect to the number of shares of Common Stock beneficially owned by each director as of August 10, 2020 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

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NOMINEE BIOGRAPHIES

Name and Age	Principal Occupation and Business Experience	Director Since
Mark R. Bamforth (age 57)	Mr. Bamforth was appointed to the Board of Directors in October 2017. Since October 2019 Mr. Bamforth has served as the President and Chief Executive Officer of Arranta Bio Holding Company, LLC, a contract development and manufacturing company (“CDMO”) providing services for life sciences companies. Previously, Mr. Bamforth served as the President and Chief Executive Officer of Brammer Bio, LLC, in Cambridge, Massachusetts, a cell and gene therapy CDMO with over 600 employees that he founded in 2015 and merged with Florida Biologix, an established, 10-year old CDMO, in March 2016. Brammer Bio was sold to Thermo Fisher Scientific on April 30, 2019. Previously, he was the President and Chief Executive Officer of Gallus Biopharmaceuticals, LLC (“Gallus”), in St. Louis, Missouri, a company that he founded in 2010. Gallus was a process development, clinical and commercial, mammalian cell based bulk biopharmaceuticals CDMO which tripled in size through organic growth and the acquisition of Laureate Biopharma, prior to its acquisition by DPx Holdings B.V., the parent company of Patheon, in 2014. Prior to this, Mr. Bamforth worked 22 years with Genzyme Corporation, in Cambridge Massachusetts, in roles of increasing responsibility, the last ten years of which were as senior vice president of corporate operations and pharmaceuticals. Mr. Bamforth earned a Bachelor of Science in chemical engineering from Strathclyde University and an MBA from Henley Management College. The Board of Directors concluded that Mr. Bamforth should serve as a director in light of his 30 plus years of biologics leadership experience and his extensive senior executive experience in overseeing the day-to-day business operations of, and successfully growing, both organically and through acquisitions, biologics contract manufacturing organizations.	2017

Joseph Carleone, Ph.D. (age 74)	Dr. Carleone was appointed to the Board of Directors in November 2017, and currently serves as the non-executive Chairman of the Board. Dr. Carleone was Chairman of the Board of AMPAC Fine Chemicals LLC, a leading manufacturer of pharmaceutical active ingredients from 2015 to 2018. Prior to this position, Dr. Carleone was President, Chief Executive Officer and director of American Pacific Corporation, a leading custom manufacturer of fine and specialty chemicals and propulsion products. Dr. Carleone has also served or currently serves as an officer and/or a director of several directly or indirectly wholly-owned subsidiaries of American Pacific Holdings, LLC. Dr. Carleone received his bachelor’s degree in Mechanical Engineering from Drexel University, Philadelphia, Pennsylvania, in 1968; his master’s degree in Applied Mechanics from Drexel University in 1970; and his doctorate degree in Applied Mechanics from Drexel University in 1972. Dr. Carleone has served as a director of Sensient Technologies, Inc. (NYSE:SXT) since 2014, and is currently the Lead Director of the Sensient Board and member of the Audit and Scientific Advisory Committees. The Board of Directors concluded that Dr. Carleone should serve as a director in light of his operational, governance, management and scientific experience, including extensive executive management and leadership experience as Chief Executive Officer and as Chairman of a public corporation.	2017

Nicholas S. Green (age 56)	Mr. Green was appointed to the Board of Directors and as our President and Chief Executive Officer in July 2020. Mr. Green has more than 30 years of experience in the global pharmaceutical and healthcare services industry with significant expertise in the contract manufacturing of novel pharmaceutical products, having most recently served since April 2011 as the president and chief executive officer of Therapure Biopharma, a Canada-based biopharmaceutical company which includes Therapure Biomanufacturing. In this role, he oversaw the growth of Therapure’s CDMO business, while also leading the creation of Therapure’s proprietary plasma protein business, named Evolve. Prior to Therapure, Mr. Green held a number of senior management roles, most notably managing director of Nipa Laboratories Ltd., head of the life science division of Clariant International Ltd. in the USA, president and CEO of Rhodia Pharma Solutions Ltd. and president of Codexis, Inc.’s pharma division. Mr. Green holds a bachelor’s degree in chemistry from Queen Mary College in London and an MBA from the University of Huddersfield. The Board of Directors concluded that Mr. Green should serve as a director in light of his extensive operational and executive management experience in the CDMO industry.	2020

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Name and Age	Principal Occupation and Business Experience	Director Since
Richard B. Hancock (age 61)	Mr. Hancock was appointed to the Board of Directors in November 2017 and served as our interim President and Chief Executive Officer from May 2019 to July 2020. Mr. Hancock has worked in the biologic CDMO industry for over 30 years in various operational and executive roles, serving most recently as President and Chief Executive Officer of Althea Technologies, Inc., a large molecule CDMO producing a wide range of biologics, vaccines and parenteral products. In addition to Althea, Mr. Hancock has held senior management positions at The Immune Response Corporation, and Hybritech Inc. (now part of Eli Lilly & Company), and he is currently the Chairman of the Board and Executive Director of Argonaut Manufacturing Services, Inc., a privately-owned CDMO focused on the biotechnology and life sciences industries. Mr. Hancock received a B.A. in Microbiology from Miami University. The Board of Directors concluded that Mr. Hancock should serve as a director in light of his extensive operational and executive management experience in the CDMO industry.	2017

Catherine J. Mackey, Ph.D. (age 64)	Dr. Mackey was appointed to the Board of Directors in July 2019. Dr. Mackey is an experienced leader, director and advisor with more than 30 years of research and development and operations experience in the pharmaceutical, biotechnology and agricultural industries. Currently she is Chairman of the Board of Cour Pharma, a clinical stage company focused on reprogramming the immune system. She is also a member of the Board of Directors, Audit Committee, and Remuneration Committee of GW Pharmaceuticals PLC (NASDAQ:GWPH), a commercial stage company focused on discovering, developing and commercializing novel therapeutics from its proprietary cannabinoid product platform, and a member of the Board of Directors of Poseida Therapeutics, Inc., (NASDAQ:PSTX), a clinical stage company leveraging proprietary next-generation, non-viral gene engineering technologies to create novel therapeutics. Dr. Mackey previously served as Senior Vice President of Pfizer Worldwide Research and Development and Director of Pfizer’s La Jolla Laboratories, where she built Pfizer La Jolla into one of Pfizer’s main pharmaceutical research and development sites with over 1,000 employees and a robust drug pipeline. Prior to that role, she served as head of Strategic Alliances and Genomic and Proteomic Sciences for Pfizer. Dr. Mackey spent the first part of her career in agricultural biotechnology, including as Vice President of DEKALB Genetics, Inc., an international researcher, producer, and marketer of agricultural seed. Dr. Mackey received her B.S. and Ph.D. degrees in microbiology from Cornell University. The Board of Directors concluded that Dr. Mackey should serve as a director in light of her extensive operational and executive management experience in the global pharmaceutical industry and public company board and committee experience.	2019

Gregory P. Sargen (age 55)	Gregory P. Sargen was appointed to the Board of Directors in November 2017. Gregory P. Sargen most recently served as Chief Financial Officer and Executive Vice President, Corporate Development and Strategy of Cambrex Corporation (NYSE:CBM) (“Cambrex”), a global manufacturer and provider of services to life sciences companies, from 2007 until early 2020, when Cambrex was acquired by a private equity company. Mr. Sargen previously served as Executive Vice President, Corporate Development and Strategy, Chief Financial Officer, and Vice President, Finance of Cambrex. Prior to Cambrex, Mr. Sargen served as Executive Vice President, Chief Financial Officer of Expanets, Inc., Vice President of Finance – Chemicals Manufacturing Division of Fisher Scientific International Inc. (n/k/a Thermo Fisher Scientific Inc.) (NYSE:TMO), and held positions with Merck & Co., Inc. (NYSE:MRK), Heat and Control, Inc. and Deloitte & Touche LLP. Mr. Sargen also serves on the board of Protara Therapeutics (NASDAQ:TARA), a drug development company. Mr. Sargen is a Certified Public Accountant (non-practicing) and holds an MBA in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Pennsylvania State University. The Board of Directors concluded that Mr. Sargen should serve as a director in light of his extensive executive experience and his financial and accounting expertise with public companies in the CDMO industry.	2017

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Name and Age	Principal Occupation and Business Experience	Director Since
Patrick D. Walsh (age 59)	Mr. Walsh was appointed to the Board of Directors in October 2017. He is currently Chairman of Diligence Group LLC, a consulting practice he founded and brings over 35 years of experience in the pharmaceutical industry. From May 2019 to April 2020, he was co-founder and CEO of TriPharm Services, a parenteral manufacturing business which was acquired by Alcami. From 2015 to 2019, Mr. Walsh was the Chief Executive Officer of Avista Pharma, a private equity backed global provider of contract manufacturing, development and analytical testing services that was acquired by Cambrex. Prior to Avista, from 2010 to 2014, Mr. Walsh was the Chief Executive Officer of AAIPharma Services Corporation in Wilmington, North Carolina, a private equity backed global provider of contract manufacturing services. Mr. Walsh’s earlier career includes serving as Chief Executive Officer of Kadmus Pharmaceuticals, Inc., in Irvine, California (acquired by Organon), and serving as President and Chief Operating Officer of publicly-traded Gensia-Sicor Pharmaceuticals, Inc, which was acquired by Teva for $3.2 billion. Mr. Walsh currently serves as an independent director of Institute Chemica Emiliano, a privately held specialty chemical company based in Milan Italy and Chairman of the Board of specialty pharma company ANI Pharma (NASDAQ:ANIP). He is also an Operating Partner (part-time) to healthcare private-equity firm Ampersand Capital, based in Wellesley, Massachusetts. The Board of Directors concluded that Mr. Walsh should serve as a director in light of his extensive experience as a company director and in leading successful, high-growth CDMOs and complex laboratory and pharmaceutical manufacturing operations on a global scale.	2017

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE SEVEN NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

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Corporate Governance

Our Board of Directors strongly believes in good corporate governance policies and practices. We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees. This section describes key corporate governance guidelines and practices that our Board of Directors has adopted. Copies of the following corporate governance documents are posted on our website at http://ir.avidbio.com/corporate-governance: (1) Code of Business Conduct and Ethics; (2) Amended and Restated Charter of the Compensation Committee of the Board of Directors; (3) Charter of the Audit Committee of the Board of Directors; (4) Charter of the Corporate Governance Committee of the Board of Directors; and (5) Corporate Governance Guidelines. If you would like a printed copy of any of these corporate governance documents, please send your request to Avid Bioservices, Inc., Attention: Corporate Secretary, 2642 Michelle Drive, Suite 200, Tustin, California 92780.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the General Corporation Law of the State of Delaware and our Bylaws. Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance. Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company. Our directors remain informed of our business and management activities by reviewing documents provided to them before each meeting of the Board of Directors and by attending presentations made by our Chief Executive Officer and other members of management. The Board of Directors held eight meetings during the fiscal year ended April 30, 2020. Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which he or she served during the fiscal year ended April 30, 2020. In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors. Members of our management frequently interact with and are at all times available to our Board of Directors.

Director Independence

Under NASDAQ Listing Rule 5605(a)(2), a director will not be considered an “independent director” if such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or committee service) in excess of $120,000 during any twelve consecutive month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has affirmatively determined, after considering all of the relevant facts and circumstances, that all of the directors, other than Nicholas S. Green our President and Chief Executive Officer and Richard B. Hancock, who served as our interim President and Chief Executive Officer from May 2019 to July 2020, are independent from our management under the standards set forth in the Company’s Corporate Governance Guidelines, which incorporates the independence standards required by Listing Rule 5605(a)(2) of The Nasdaq Stock Market. This means that none of the independent directors have any direct or indirect material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

Our Audit, Compensation and Corporate Governance Committees are composed entirely of independent directors as required by applicable SEC and NASDAQ rules, including Rule 10A-3 under the Exchange Act. In addition, there are no family relationships among any of the directors or executive officers of the Company. Further, each member of our Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act.

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Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of any members of Avid’s management. In accordance with the Corporate Governance Guidelines, the independent members of the Board of Directors are generally scheduled to meet in executive session each time the Board of Directors holds its regularly scheduled meetings and otherwise as needed.

Committees of Our Board of Directors

The Board of Directors has three standing committees: the Compensation Committee, the Audit Committee, and the Corporate Governance Committee. Each of the three committees maintains a written charter approved by the Board of Directors. Current copies of all of our committees’ charters are available on our website at http://ir.avidbio.com/corporate-governance. The following is a summary of our three standing committees:

Compensation Committee. The primary purposes of the Compensation Committee of the Board of Directors are to: (i) establish the compensation policy of the Company; (ii) ensure that the compensation of the Board of Directors, Chief Executive Officer and other corporate officers of the Company enables it to attract and retain high-quality leadership and is consistent with such policy; (iii) review the performance and development of the Company’s Chief Executive Officer and other corporate officers in achieving Company goals and objectives and to ensure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company; and (iv) produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations. The Compensation Committee carries out its responsibilities in accordance with the terms of its charter. The Compensation Committee met five times during the fiscal year ended April 30, 2020. The Compensation Committee has the authority to determine director and executive compensation and may not delegate this authority. The Compensation Committee’s members are currently Mr. Patrick D. Walsh (chairman of the committee), Dr. Joseph Carleone and Mr. Gregory P. Sargen, each of whom is an independent director.

Audit Committee. The primary purposes of the Audit Committee of the Board of Directors are to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the Company’s financial statements provided to stockholders, the public and others; (ii) the Company’s system of internal controls regarding finance, accounting, legal compliance and ethical behavior; and (iii) the Company’s auditing, accounting and financial reporting process. The Audit Committee carries out its responsibilities in accordance with the terms of its charter. The Audit Committee met four times during the fiscal year ended April 30, 2020. The Audit Committee of our Board of Directors has determined that Mr. Gregory P. Sargen is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act and meets the financial sophistication required under the NASDAQ listing standards. The Audit Committee meets the NASDAQ composition requirements, including the requirement that all Audit Committee members have the ability to read and understand financial statements. The current Audit Committee members are currently Mr. Gregory P. Sargen (chairman of the committee), Dr. Catherine J. Mackey and Mr. Mark R. Bamforth, each of whom is an independent director.

Corporate Governance Committee. The primary purposes of the Corporate Governance Committee of the Board of Directors are to: (i) make recommendations to the Board of Directors regarding the size of the Board of Directors; (ii) make recommendations to the Board of Directors regarding the criteria for the selection of director nominees; (iii) identify and recommend to the Board of Directors for selection as director nominees individuals qualified to become members of the Board of Directors, including stockholder recommendations; (iv) recommend committee assignments to the Board of Directors; (v) regularly review our corporate governance documents, including our corporate Charter and Bylaws and the Corporate Governance Guidelines; and (vi) oversee the evaluation of the Board of Directors. The Corporate Governance Guidelines set forth the Board membership criteria. As described above, the Corporate Governance Committee seeks to identify a diverse group of candidates possessing strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially and be committed to representing the long-term interests of the stockholders. While neither the Board nor the Corporate Governance Committee has a formal policy regarding diversity in evaluating candidates, the Corporate Governance Committee considers all factors it deems appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, and executive compensation background. The Corporate Governance Committee does not assign specific weight to particular criteria and not all criteria apply to every candidate. The Corporate Governance Committee met three times during the fiscal year ended April 30, 2020. The Corporate Governance Committee’s members are currently Messrs. Mark R. Bamforth (chairman of the committee) and Patrick D. Walsh and Dr. Catherine J. Mackey, each of whom is an independent director.

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In accordance with our Bylaws, stockholders may nominate a candidate for election as director by complying with certain notice and other requirements set forth therein. For a stockholder to make any nomination for election to the Board of Directors at the 2021 annual meeting of stockholders, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not earlier than the close of business on June 22, 2021 and not later than the close of business on July 22, 2021. However, if the 2021 annual meeting of stockholders is not held between September 20, 2021 and November 19, 2021, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2021 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2021 annual meeting of stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Bylaws. As set forth in our Bylaws, submissions must include: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee; (iv) the date or dates on which such shares were acquired and the investment intent of such acquisition; (v) with respect to each nominee for election or re-election to the Board of Directors, a completed and signed questionnaire, representation and agreement required by our Bylaws; and (vi) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected). Our Bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our Bylaws, which is available, without charge, from our Corporate Secretary, at Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780.

If the Corporate Governance Committee or the Board of Directors determines that any nomination made by a stockholder was not made in accordance with the proper procedures under our Bylaws, the rules and regulations promulgated under the SEC or other applicable laws or regulations, such nomination will be void. The Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Board of Directors Leadership Structure

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time.  Separation of the Company’s Chief Executive Officer and Chairman of the Board is appropriate for the Company at this time. Both positions are actively engaged on significant matters affecting the Company. The Chief Executive Officer has overall responsibility for all aspects of the Company's operations, while the Chairman has a greater focus on governance of the Company, including oversight of the Board of Directors. We believe this balance of shared leadership between the two positions is a strength for the Company. In accordance with the Corporate Governance Guidelines, in the event that in the future the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the non-employee directors shall designate a lead independent director.

Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Corporate Governance Committee oversees the annual Board self-evaluation and director nomination processes in order to ensure a diverse and well-balanced Board, and oversees the evaluation of the Chief Executive Officer, including succession planning. These committees meet regularly and report their findings to the Board of Directors throughout the year. The Company also maintains insurance policies that would reimburse the Company for a wide range of potential losses that the Company could incur in due course.

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Communicating with the Board of Directors

Under our Code of Business Conduct and Ethics, we have established an Open Door Policy and Hotline For Reporting Employee Complaints or Accounting or Auditing Matters for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our Code of Business Conduct and Ethics, including those relating to accounting and auditing matters. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. Written communications from our stockholders and employees may be sent to: Avid Bioservices, Inc., Attention: Audit Committee Chair, 2642 Michelle Drive, Suite 200, Tustin, California 92780.

In addition, the Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board of Directors on appropriate matters. Any stockholder or interested person may communicate with the Company’s non-management directors as a group by sending a communication to the Board of Directors c/o Avid Bioservices, Inc., Attn: Corporate Secretary, Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780. All communications will be reviewed by the Company’s Corporate Secretary. The Corporate Secretary will not forward to the non-management directors any spam, junk mail, mass mailing, product complaint, product inquiry, new product suggestion, job inquiry, survey, or business solicitation or advertisement. Material that is unduly hostile, threatening, illegal, or similarly unsuitable will also be excluded. The non-management directors who receive such communication will have discretion to determine the handling of such communication, and if appropriate, the response to the person sending the communication and disclosure, which shall be consistent with the Company’s policies and procedures and applicable law regarding the disclosure of information.

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election. All seven of our then current directors attended the 2019 Annual Meeting of Stockholders.

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Director Compensation

The following table sets forth information regarding the compensation earned during the fiscal year ended April 30, 2020 by each individual who served as a non-employee director at any time during the fiscal year:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Mark R. Bamforth	82,500	84,982	–	167,482
Joseph Carleone, Ph.D.	102,500	84,982	–	187,482
Richard B. Hancock(2)	1,210	–	–	1,210
Catherine J. Mackey, Ph.D.(3)	65,349	214,885	–	280,234
Joel McComb(4)	21,250	–	161,160	182,410
Gregory P. Sargen	90,000	84,982	–	174,982
Patrick D. Walsh	89,624	84,982	–	174,606

________________

(1)	The amount shown represents the grant date fair value of option awards granted in the fiscal year ended April 30, 2020 as computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”). The assumptions used in determining the grant date fair values of the option awards are set forth in Note 6 “Benefit Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2020, as filed with the SEC on June 30, 2020. These amounts do not correspond to the actual value that may be recognized by the non-employee director. As of April 30, 2020, each of our then current non-employee directors held unexercised option awards covering 114,275 shares of Common Stock with the exception of Dr. Mackey who held unexercised option awards covering 51,775 shares of Common Stock.
(2)	Mr. Hancock was appointed our interim President and Chief Executive Officer effective May 7, 2019 at which time he ceased to receive compensation as a non-employee director. Mr. Hancock’s compensation earned as an executive officer during the fiscal year ended April 30, 2020 can be found in the “Summary Compensation Table” of the “Compensation Discussion and Analysis” section of this Proxy Statement.
(3)	Dr. Mackey was appointed to the Company’s Board effective July 25, 2019. The amount shown for Dr. Mackey in the column “Option Awards” represents the aggregate grant date fair value of Dr. Mackey’s initial option award grant upon her appointment to the Board and an annual option award grant awarded to non-employee directors, with grant date fair values of $129,903 and $84,982, respectively, as computed in accordance with ASC Topic 718.
(4)

Mr. McComb resigned as a member of the Company’s Board effective July 22, 2019. The amount shown for Mr. McComb in the column “All Other Compensation” represents the aggregate incremental fair value of option awards modified in fiscal year 2020 to provide for the acceleration of vesting of Mr. McComb’s unvested option awards upon his resignation as a member of the Company’s Board, as computed in accordance with ASC Topic 718. This amount does not correspond to the actual value that may be recognized by Mr. McComb.

In November 2018, in connection with our transition to a dedicated CDMO, based on an analysis by the Compensation Committee’s independent compensation consultant, Radford, which benchmarked non-employee director compensation against a new peer group more reflective of the Company’s business, the Compensation Committee recommended, and the full Board of Directors approved, a revised non-employee director compensation program comprised of (i) an annual cash retainer of $55,000, and (ii) an annual cash retainer of $25,000 for the Chairman of the Board, and (iii) an annual cash retainer of $20,000 and $15,000 per committee chairmanship and membership, respectively, each payable in equal monthly installments. In addition, on an annual basis each non-employee director is awarded a non-qualified option to purchase a specific number of shares of the Company’s Common Stock under our 2018 Omnibus Incentive Plan. The number of shares awarded to each non-employee director is based on the long-term incentive value of the option, which is estimated on the date of the grant using the Black-Scholes option-pricing model. Based on a benchmarking analysis prepared by Radford, the grant date value of this award was $85,000 for fiscal year 2019. These options fully vest on the first anniversary of the date of grant. With respect to a non-employee director’s first appointment or election to our Board of Directors, such non-employee director would receive an initial non-qualified option with a grant date value of $170,000 based on the Black-Scholes option-pricing model. These options vest in equal monthly installments over a three-year period.

In October 2019, the Compensation Committee, based on the Company’s update of the aforementioned benchmarking of non-employee director compensation against our peer group performed by Radford, determined that there should be no change to the non-employee director compensation program, other than the payment of retainers on a quarterly basis.

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Proposal No. 2:
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee, in consultation with management, has approved the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending April 30, 2021. Ernst & Young LLP has served in this capacity for each of the twenty years ended April 30, 2020. During the twenty fiscal years ended April 30, 2020, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Ernst & Young LLP are expected to be present at the 2020 Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy at the 2020 Annual Meeting and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2021.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT Stockholders VOTE FOR PROPOSAL No. 2 TO RATIFY THE APPOINTMENT OF Ernst & Young LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR the FISCAL YEAR ENDING APRIL 30, 2021.

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Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to the Company for the fiscal years ended April 30, 2020 and 2019 by Ernst & Young LLP, our independent registered public accounting firm:

	2020	2019
Audit fees (1)	$513,000	$524,000
Audit-related fees (2)	–	–
Tax fees (3)	13,000	–
All other fees (4)	2,000	2,000
Total fees	$528,000	$526,000

________________

(1)	Audit fees pertain to the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2020 and 2019, including attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and timely reviews of our quarterly consolidated financial statements and review of documents filed with the SEC, including a registration statement on Form S-8.
(2)	This category consists of fees for assurance and related services reasonably related to the performance of the audit or review of financial statements and that are not reported under the Audit Fees category. We did not incur any fees in this category for the fiscal years ended April 30, 2020 and 2019.
(3)	This category consists of fees for professional services rendered for tax compliance and tax advice. We did not incur any fees in this category for the fiscal year ended April 30, 2019.
(4)	All other fees are attributable to the Company’s subscription to an Ernst & Young LLP online service used for accounting research purposes for the fiscal years ended April 30, 2020 and 2019.

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by Ernst & Young LLP.

Ernst & Young LLP did not perform any professional services with respect to information systems design and implementation for the fiscal years ended April 30, 2020 and 2019. The Audit Committee has considered whether the services provided by Ernst & Young LLP are compatible with maintaining that firm’s independence and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviews the Company’s financial matters and oversees the financial reporting process on behalf of our Board of Directors. The Audit Committee operates pursuant to a written Audit Committee Charter. In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Listing Rules and SEC rules as currently in effect. As part of our oversight of our Company’s financial statements, our Chairman of the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance. Our responsibilities include selecting, in consultation with management, an accounting firm to be hired as the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that the Company’s financial statements be included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2020 (the “Annual Report”). We have taken the following steps in making our recommendation that the Company’s financial statements be included in the Annual Report:

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1.	Reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal year ended April 30, 2020, all annual and quarterly financial statements prior to their issuance.

2.	Discussed with Ernst & Young LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

3.	Discussed with Ernst & Young LLP its independence and received from Ernst & Young LLP the written disclosures required by the applicable requirements of the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. This discussion and disclosure helped the Audit Committee in evaluating such independence.

4.	Reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated balance sheet at April 30, 2020, and consolidated statements of operations and comprehensive loss, cash flows and stockholders’ equity for the fiscal year ended April 30, 2020.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements be included in the Annual Report.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors

Gregory P. Sargen (Chairman of the Audit Committee)

Catherine J. Mackey, Ph.D.

Mark R. Bamforth

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Proposal No. 3:
Advisory Non-Binding Vote On The Compensation Of The Named Executive Officers

Stockholders have an opportunity to cast an advisory, non-binding vote on the compensation paid to our Named Executive Officers, as disclosed in this Proxy Statement.  This proposal, commonly known as a “Say-on-Pay” proposal, is currently conducted at each annual stockholders' meeting and gives stockholders the opportunity to either approve, reject or abstain from voting with respect to such compensation.

As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, the primary objectives of our executive compensation program for fiscal year 2020 were to (i) attract and retain qualified executives with the requisite skills and abilities to enable us to achieve our corporate goals and (ii) align the interests of executives with those of stockholders by rewarding executives for the Company’s achievement of its goals and increased stockholder value.  While we believe that the Compensation Committee is in the best position to determine whether the Company’s executive compensation program is appropriately tailored to meet these objectives, we appreciate and value our stockholders’ views. Your advisory, non-binding vote will serve as an additional tool for the Compensation Committee in assessing the Company’s executive compensation program.

The Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s 2020 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any Named Executive Officer and will not be binding on or overrule any decisions of the Company, the Board or the Compensation Committee; it will not create or imply any change to the fiduciary duties of, or create or imply any additional fiduciary duties for, the Company, the Board or the Compensation Committee; and it will not restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  Consistent with our commitment to high standards of corporate governance, the current Compensation Committee intends to take into account the outcome of the vote when considering future compensation arrangements for our Named Executive Officers.

Vote Required

Since this proposal is advisory and non-binding, there is no required vote that would constitute approval at the 2020 Annual Meeting.  Abstentions and broker non-votes will have no effect on this vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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Security Ownership Of Certain Beneficial Owners, Directors And Management

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of August 10, 2020, by: (i) each stockholder known to us to beneficially own more than 5% of our Common Stock; (ii) each stockholder known to us to beneficially own more than 5% of our Series E Preferred Stock; (iii) each current director and director nominee; (iv) our Named Executive Officers as of April 30, 2020 (including any individual who served as a principal executive officer or principal financial officer at any time during the fiscal year ended April 30, 2020); and (v) all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our Common Stock. Under these rules, (i) shares of Common Stock subject to any option or other right that are exercisable or convertible within 60 days of August 10, 2020, and shares of Common Stock that could be acquired through the conversion of our outstanding Series E Preferred Stock, and (ii) shares of our Series E Preferred Stock are each deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

	Beneficial Ownership of Common Stock			Beneficial Ownership of Series E Preferred Stock
Name and Address of Beneficial Owner	Number of Shares		Percent (a)	Number of Shares	Percent (a)
5% or Greater Stockholders:
Eastern Capital Limited (b) 10 Market Street, #773 Grand Cayman, KY1-9006 Cayman Islands	4,300,993		7.53%	440,000	26.70%
Tappan Street Partners, LLC (c) 33 Irving Place, 3rd Floor New York, NY 10003	4,115,000		7.27%
BlackRock, Inc. (d) 55 East 52nd Street New York, NY 10055	3,945,988		6.97%
IsZo Capital Management LP (e) 590 Madison Avenue, 21st Floor New York, NY 10022	3,548,032		6.27%
Millennium Management LLC (f) 666 Fifth Avenue New York, NY 10103	2,992,385		5.29%
Named Executive Officers and Current Directors (g):
Nicholas S. Green	–	(h)(i)	*
Daniel R. Hart	85,173	(h)	*
Roger J. Lias, Ph.D.	2,289	(j)	*
Mark R. Ziebell	171,718	(h)(k)	*	900	*
Mark R. Bamforth	218,515	(h)	*
Joseph Carleone, Ph.D.	157,377	(h)	*
Richard B. Hancock	127,875	(h)(l)	*
Catherine J. Mackey, Ph.D.	12,483	(h)	*
Gregory P. Sargen	90,432	(h)	*
Patrick D. Walsh	122,515	(h)	*
All directors and executive officers as a group (10 persons)	988,377		1.72%	900	*

_____________

*	Represents less than 1% of the outstanding shares of our Common Stock.
(a)	Applicable percentage ownership of Common Stock computed on the basis of 56,601,179 shares of Common Stock outstanding at August 10, 2020, plus (i) shares of our Common Stock that could be acquired within 60 days of August 10, 2020 upon the exercise of stock options and/or vesting of stock awards and (ii) shares of our Common Stock that could be acquired upon conversion of shares of our Series E Preferred Stock. As of August 10, 2020, 1,647,760 shares of our Series E Preferred Stock were outstanding.

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(b)	The information set forth herein is based solely on a Schedule 13G/A filed jointly with the SEC on November 2, 2015 by Eastern Capital Limited, Portfolio Services Ltd. and Kenneth B. Dart. According to the Schedule 13G/A, each reporting person has shared voting and dispositive power over all of these shares (including 523,810 shares of Common Stock that may be acquired upon the conversion of 440,000 shares of our Series E Preferred Stock).
(c)	The information set forth herein is based solely on a Schedule 13G/A filed jointly with the SEC on February 14, 2020 by Tappan Street Partners LLC, Tappan Street Partners Fund L.P., Tappan Street Partners Ideas Fund L.P., and Prasad Phatak. According to the Schedule 13G/A, (i) Tappan Street Partners Fund L.P. (the “Fund”) does not beneficially own any shares of Common Stock; (ii) Tappan Street Partners Ideas Fund L.P. (the “Ideas Fund”) beneficially owns 4,115,000 shares of Common Stock and has shared voting and dispositive power over these shares; (iii) Tappan Street Partners LLC, as the investment manager of the Fund and the Ideas Fund (collectively referred to as the “Funds”), may be deemed to beneficially own the 4,115,000 shares of Common Stock beneficially owned in the aggregate by the Funds and has shared voting and dispositive power over these shares; (iv) Mr. Phatak, as the managing member of Tappan Street Partners LLC, possesses the power to vote and dispose or direct the disposition of the 4,115,000 shares beneficially owned by Tappan Street Partners LLC as investment manager to the Funds, however, Mr. Phatak disclaims beneficial ownership of any of the shares held by the Funds; and (v) Mr. Phatak beneficially owns 170,000 shares of Common Stock and has sole voting and dispositive power over these shares.
(d)	The information set forth herein is based solely on a Form 13F-HR filed with the SEC on August 14, 2020 by BlackRock, Inc.
(e)	The information set forth herein is based solely on a Form 13F-HR filed with the SEC on August 14, 2020 by IsZo Capital Management LP.
(f)	The information set forth herein is based solely on a Schedule 13G filed jointly with the SEC on July 22, 2020 by Integrated Core Strategies (US) LLC, Integrated Assets II LLC, ICS Opportunities, Ltd., Millennium International Management LP, Millennium Management LLC, Millennium Group Management LLC, and Israel A. Englander. According to the Scheduled 13G, (i) Integrated Core Strategies (US) LLC (“Integrated Core Strategies”) beneficially owns 2,828,890 shares of Common Stock and has shared voting and dispositive power over these shares; (ii) Integrated Assets II LLC (“Integrated Assets II”) beneficially owns 163,101 shares of Common Stock and has shared voting and dispositive power over these shares; (iii) ICS Opportunities, Ltd. (“ICS Opportunities”) beneficially owns 394 shares of Common Stock and has shared voting and dispositive power over these shares; (iv) Millennium International Management LP (“Millennium International Management”), as the investment manager of Integrated Assets II and ICS Opportunities, may be deemed to have shared voting control and investment discretion over securities owned by Integrated Assets II and ICS Opportunities; (v) Millennium Management LLC (“Millennium Management”), as general partner of the managing member of Integrated Core Strategies, may be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies; (vi) Millennium Management, as general partner of the 100% owner of Integrated Assets II and ICS Opportunities, may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Assets II and ICS Opportunities; (vii) Millennium Group Management LLC (“Millennium Group Management”), as managing member of Millennium Management, may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies; (viii) Millennium Group Management, as general partner of Millennium International Management, may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Assets II and ICS Opportunities; and (ix) the managing member of Millennium Group Management is a trust of which Israel A. Englander currently serves as the sole voting trustee, and therefore, Mr. Englander may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies, Integrated Assets II and ICS Opportunities.
(g)	The address of all of our executive officers and directors is c/o Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California, 92780.
(h)	Includes shares that such individuals have the right to acquire as of August 10, 2020, or within 60 days thereafter, pursuant to outstanding stock options and awards as follows: Mr. Green—0 shares; Mr. Hart—67,190 shares; Mr. Ziebell—163,817 shares; Mr. Bamforth—92,515 shares; Dr. Carleone—90,432 shares; Mr. Hancock—102,067 shares; Dr. Mackey—12,483 shares; Mr. Sargen—90,432 shares; and Mr. Walsh—92,515 shares. Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.
(i)	Mr. Green was appointed our President and Chief Executive Officer effective July 30, 2020.
(j)	Dr. Lias resigned as our President and Chief Executive Officer effective May 7, 2019.
(k)	Includes 1,072 shares of Common Stock that could be acquired upon conversion of the 900 shares of our Series E Preferred Stock held by Mr. Ziebell.
(l)	Mr. Hancock was appointed our interim President and Chief Executive Officer effective May 7, 2019, and resigned from such positions effective July 31, 2020. Mr. Hancock continues to serve as a non-employee member of the Board.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with NASDAQ. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended April 30, 2020, each of the Reporting Persons met all applicable Section 16(a) filing requirements and filed all required filings on a timely basis.

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COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion and analysis of our executive compensation program and compensation decisions made for the fiscal year ended April 30, 2020. This discussion relates to the executive officers named in the Summary Compensation Table included within the Compensation Discussion and Analysis section of the Proxy Statement. We refer to these officers as the “Named Executive Officers.”

Executive Summary

The Compensation Committee is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives. The Compensation Committee believes that attracting, motivating, retaining, and rewarding superior executive talent is a key to delivering attractive stockholder returns, and that an appropriately structured executive compensation program is critical to that end. For our fiscal year ended April 30, 2020 (“fiscal year 2020”), the Compensation Committee adopted an executive compensation philosophy designed to tie executive compensation to the successful execution of our overall corporate goals and adherence to our core values that best serve the interests of our stockholders. The Compensation Committee’s complete roles and responsibilities are set forth in a written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, http://ir.avidbio.com/corporate-governance.

Our Named Executive Officers for fiscal year 2020 were the following individuals:

•	Richard B. Hancock, Interim President and Chief Executive Officer(1)
•	Roger J. Lias, Ph.D., Former President and Chief Executive Officer(2)
•	Daniel R. Hart, Chief Financial Officer
•	Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary

______________

(1)	Mr. Hancock served as our interim President and Chief Executive Officer from May 7, 2019 to July 31, 2020.
(2)	Dr. Lias resigned effective May 7, 2019.

Compensation Philosophy and Objectives

Fiscal year 2020 represented our second full fiscal year operating as a dedicated CDMO following our announcement during the second half of fiscal year 2018 that we were discontinuing our drug discovery research and development operations. For fiscal year 2020, our executive compensation program is guided by the following philosophies, which were adopted by our Compensation Committee in connection with our transition to a dedicated CDMO:

•	Competitive compensation. Provide a competitive compensation package that enables us to attract, motivate, retain, and reward superior executive talent.
•	Linking compensation to performance. Foster a pay-for-performance philosophy by tying a significant portion of pay to financial performance as well as other goals that support the creation of sustainable long-term stockholder value.
•	Alignment with stockholder interests. Align our executives’ interests with our stockholders through equity compensation.

In furtherance of the foregoing philosophies, the Compensation Committee determined the elements of our executive compensation program, and their objectives, for fiscal year 2020 as follows:

Element	Objective(s)
Base Salary	•	Provides a fixed level of compensation that is competitive with the external market and reflects each executive’s contributions, experience, responsibilities and potential to contribute to our future success
Annual Bonus Plan	•	Aligns short-term compensation with our annual corporate goals, balanced with individual accountability
(Management Cash Incentive Program)	•	Motivates and rewards the achievement of annual corporate goals that support long-term value creation
Long-term Incentives	•	Aligns executives’ interests with the long-term interests of our stockholders by linking awards to increases in our stock price
	•	Motivates and rewards the achievement of stock price growth
	•	Promotes executive retention and stock ownership, and focuses executives on enhancing stockholder value
Benefits	•	Promotes health and wellness
	•	Provides financial protection in the event of disability or death
	•	Provides tax-beneficial ways for executives to save towards their retirement, and encourages savings through competitive matches to executives’ retirement savings

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The Compensation Committee believes that combining short-term compensation components (such as base salaries and annual cash incentive bonuses) and long-term compensation components (such as equity incentive awards) provides an overall compensation structure that is designed to both attract and retain key executives and provide incentive for the achievement of short and long-term corporate goals, as well as align executives’ interests with those of our stockholders.

Compensation Process

Role of the Compensation Committee in Setting Executive Compensation

The Compensation Committee has principal responsibility for reviewing our executive compensation structure, evaluating the performance of our executive officers relative to our corporate objectives, and considering and approving executive compensation.

The fundamental responsibilities of our Compensation Committee are to:

•	review annually and approve our compensation strategy to ensure that employees, including Named Executive Officers, are rewarded appropriately for their contributions to our growth and profitability;
•	review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals;
•	review annually and approve or make recommendations to the Board of Directors with respect to executive officer compensation, plans, policies, and programs; and
•	administer our equity compensation plans for executive officers and employees.

In determining each executive officer’s compensation, our Compensation Committee reviews our corporate financial performance and financial condition and assesses the performance of the individual executive officers. Individual executive officer performance is evaluated by our Chief Executive Officer, in the case of other executive officers, and by the independent members of the Board under the supervision of the Corporate Governance Committee, in the case of our Chief Executive Officer. Our Chief Executive Officer does not participate in Compensation Committee or Board deliberations regarding his own compensation. Our Chief Executive Officer meets with the Compensation Committee to discuss executive compensation matters and to make recommendations to the Compensation Committee with respect to other executive officers. The Compensation Committee may modify individual compensation components for executive officers and is not bound to accept the Chief Executive Officer’s recommendations. The Compensation Committee (or, in some cases, the independent members of the Board) makes all final compensation decisions for our executive officers. In addition, it is the Compensation Committee’s practice to consult with the independent members of the Board of Directors prior to making material changes to our compensation policies.

Although the Compensation Committee generally makes many compensation decisions in the first quarter of the fiscal year, the compensation evaluation process is ongoing. Compensation discussions and decisions are designed to promote our fundamental business objectives and strategy. Evaluation of management performance and rewards is performed annually or more often as needed.

Independent Compensation Consultant

Our Compensation Committee is authorized to engage the services of outside consultants. In connection with our transition to a dedicated CDMO, in April 2018, the Compensation Committee engaged Radford, a business unit of Aon plc, as its independent compensation consultant to assist the Compensation Committee in the selection of a new peer group more reflective of the Company’s CDMO business, to review our executive compensation program, to assess the competitiveness of such program relative to our peer group, and advise our Compensation Committee on matters related to executive compensation. During fiscal year 2019, Radford assisted the Compensation Committee by providing the following services:

•	assisting the Compensation Committee in selecting an appropriate peer group of companies more reflective of the Company’s CDMO business for purposes of benchmarking our levels of compensation;
•	gathering and analyzing compensation data of our peer group of companies from SEC filings and other relevant data from available compensation surveys; and
•	presenting its analysis to the Compensation Committee and assisting in assessing the competitiveness of our executive officer compensation program as benchmarked against our peer group.

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Radford served at the discretion of and reported to the Compensation Committee. The Compensation Committee assessed the independence of Radford taking into account, among other things, the independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable Nasdaq Listing Standards, and concluded that there were no conflicts of interest with respect to the work that Radford performed for the Compensation Committee in fiscal year 2019.

For fiscal year 2020, the Company updated the analysis prepared by Radford for fiscal year 2019, by gathering updated compensation data of our peer group of companies from recent SEC filings, as well as other relevant data from available compensation surveys. The updated analysis was presented to and analyzed by the Compensation Committee in connection with its review of total direct compensation (i.e., salary, annual cash incentives and long-term incentives) for our Named Executive Officers for fiscal year 2020.

Factors for Determining Compensation

Performance. One of the primary objectives of our compensation program is to motivate our Named Executive Officers to achieve our short and long-term strategic goals. These goals for fiscal year 2020 were tied to growing revenue and backlog, diversifying our client base, managing costs, improving operational efficiencies and increasing earnings before interest, taxes, depreciation and amortization. In addition to linking compensation to the attainment of pre-approved corporate goals, individual performance is assessed on the basis of more subjective, non-formulaic, criteria, such as:

•	involvement in, and responsibility for, the development and implementation of our strategic plans and the attainment of our strategic and operating objectives;
•	participation in the achievement of our corporate goals; and
•	contribution to the management team and application of managerial leadership skill.

“Say-on-Pay” Consideration. We provide our stockholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay advisory proposal”) every year. At our 2019 Annual Meeting, approximately 96% of the shares voted at the meeting approved, on an advisory basis, the compensation of our Named Executive Officers. While the Compensation Committee is extremely pleased with this vote, which was consistent with the approval at the 2018 Annual Meeting, the Compensation Committee will continue to review our executive compensation programs to ensure they appropriately address our key objectives for the fiscal year ending April 30, 2021.

Market Benchmarks and Competitive Analysis. Since our peer group for fiscal year 2018 was comprised entirely of pharmaceutical and biopharmaceutical companies, at the direction of the Compensation Committee Radford proposed, and the Compensation Committee approved, an entirely new peer group for purposes of benchmarking executive compensation for fiscal year 2019 comprised of the following fifteen publicly-traded companies:

ANI Pharmaceuticals, Inc.	Orgenesis Inc.
ChromaDex Corporation	Pacific Biosciences of California, Inc.
Codexis, Inc.	ProPhase Labs, Inc.
Enzo Biochem, Inc.	Quanterix Corporation
Fluidigm Corporation	Recro Pharma, Inc.
Harvard Bioscience, Inc.	Teligent, Inc.
Ibio, Inc.	Vical Incorporated
Landec Corporation

In proposing the above peer group, Radford emphasized CDMOs, contract manufacturing organizations (“CMOs”) and contract research organizations (“CROs”), and also included other biotechnology companies that develop and provide specialty tools and services that enable CDMO, CMO, and CRO companies to operate. In addition, at the time of selection these companies had revenues ranging from 0.5x to approximately 2.5x our projected fiscal year 2019 revenues, a market capitalization of between 0.3x to 3x our then market capitalization, and fewer than 500 employees.

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For fiscal year 2020, given the limited number of publicly-traded CDMOs, most of which are significantly larger than we are, and given our modest revenue growth in fiscal year 2020, the Compensation Committee determined that it continued to be appropriate to use the prior fiscal year’s peer group for purposes of benchmarking executive compensation for fiscal year 2020 because it believed that this peer group may have competed with us for executive talent.

Our Compensation Committee's general philosophy is to target each executive’s total direct compensation (base salary, target bonus and annual long-term incentive value of equity awards) to the 50th percentile of executive compensation of our peer group. Executive compensation may be above or below the 50th percentile based on an executive’s experience, scope of position, individual performance and Company constraints. Based on the Company’s update for fiscal year 2020 of the analysis of our peer group prepared by Radford for fiscal year 2019, fiscal year 2020 total direct compensation, as well as the total cash compensation (base salary plus target bonus), for each of our Named Executive Officers relative to our peer group was between the 25th and 50th percentiles of our peer group. Because of our limited operating history as a dedicated CDMO and our financial condition, our Compensation Committee has determined to take a phased approach over a several-year period in moving executive compensation towards the 50th percentile of our peer group.

Components of Our Fiscal Year 2020 Executive Compensation Program

Our Compensation Committee structured our executive compensation program to ensure that executive officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable regulatory requirements.

Our Compensation Committee did not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or between fixed and performance based compensation. Instead, the Compensation Committee, after reviewing the updated Radford analysis, determined what it believes to be an appropriate level and mix of the various compensation components to achieve the compensation and corporate objectives described in this discussion.

Base Salary. Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers, and to provide a fixed amount of compensation for performing daily responsibilities, and also provide stability and security. When reviewing base salaries for fiscal year 2020, the Compensation Committee considered the updated Radford analysis regarding the base salaries of executive officers in comparable positions at our peer group companies to ensure that base salaries are within the competitive range of our peer group. The Compensation Committee also considered the individual experience level and actual performance of each executive officer in light of our needs and objectives.

Base salaries are reviewed at least annually by the Compensation Committee, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience, subject to minimum salary requirements set forth in applicable employment agreements. Base salaries may be increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives, as well the Company’s success in meeting corporate goals. An executive’s base salary is also evaluated by reviewing the executive’s other compensation components to ensure that the executive’s total direct compensation is in line with our overall compensation philosophy as discussed above.

The following annual base salary amounts of our Named Executive Officers for fiscal year 2020 were determined based on the “Factors for Determining Compensation”, as noted above:

Named Executive Officer	Annual Base Salary ($)
Richard B. Hancock(1)	484,000
Daniel R. Hart(2)	396,550
Mark R. Ziebell(3)	372,778

______________

(1)	Mr. Hancock served as our interim President and Chief Executive Officer from May 7, 2019 to July 31, 2020. This amount represents his base salary during his tenure as our interim President and Chief Executive Officer.
(2)	The Compensation Committee has approved a three percent (3%) increase to Mr. Hart’s base salary for fiscal year 2021.
(3)	The Compensation Committee has approved a two and one-quarter percent (2.25%) increase to Mr. Ziebell’s base salary for fiscal year 2021.

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Management Cash Incentive Plan. For fiscal year 2020 the Compensation Committee established a management cash incentive plan (the “Management Incentive Plan”) for all eligible employees, including our Named Executive Officers. Under the Management Incentive Plan, participating employees are eligible to earn an incentive cash bonus based on their target bonus percentage, which is a percentage of their annual base salary, and our attainment of certain corporate goals approved by the Compensation Committee at the beginning of the fiscal year.

Target bonus percentages are benchmarked against our peer group and generally correlate to the level of responsibility of the Named Executive Officer, with higher target bonus percentages generally reserved for executives having more responsibility. For fiscal year 2020, the target bonus percentages as approved by our Compensation Committee, which are unchanged from fiscal year 2019, are set forth in the following table:

Named Executive Officer	Target Bonus Percentage
Richard B. Hancock	60%
Daniel R. Hart	45%
Mark R. Ziebell	35%

Under the Management Incentive Plan, the Compensation Committee approved three corporate goals and corresponding performance targets for each goal. The following table reflects the minimum (90% of the target), target and maximum (115% of target) levels for the Company-based performance metrics used in calculating fiscal year 2020 cash bonus awards for all eligible employees, including our Named Executive Officers:

($ in millions) Performance Metric	Minimum	Target	Maximum	Weight
Revenue	$65.5	$72.8	$83.7	40%
Adjusted EBITDA	$4.6	$5.1	$5.9	40%
Backlog	$45.0	$50.0	$57.5	20%

The amount of each Named Executive Officer’s annual cash incentive compensation is based on a percentage of the Named Executive Officer’s base salary, prorated for the weight accorded to each metric. For performance below the minimum threshold, no incentive award is paid. For each Named Executive Officer up to 90% of the target bonus would generally be payable as an annual cash incentive award if minimum threshold performance is achieved, up to 100% of target bonus would generally be payable if performance met the target threshold, and up to 130% of target bonus would generally be payable if performance met or exceeded the maximum threshold. For actual performance levels between the “Minimum” and “Target”, the potential award percentage for each metric is interpolated on a straight line basis, and for performance levels between “Target” and “Maximum”, the potential award percentage for each metric is interpolated applying a 2x multiplier. For example, achieving 105% of a performance metric would result in a 110% payout for such performance metric.

With respect to the performance metrics set forth above: “Revenue” is measured against our audited financial results for fiscal year 2020; “Adjusted EBITDA” is a non-GAAP measure that is defined by the Company as operating profit from continuing operations plus depreciation, amortization and income taxes, determined by reference to our audited financial results, and further adjusted by certain non-cash expenses, such as stock-based compensation, and other one-time adjustments, such as certain severance expense and other adjustments deemed appropriate by the Compensation Committee; and, “Backlog” represents our signed customer orders as of April 30, 2020. The Compensation Committee believes use of these metrics is appropriate as they are important indicators of increasing value and growth and achieving profitability, and are commonly used by investors and analysts when reviewing our performance.

For fiscal year 2020, our performance against above three performance metrics was as follows:

($ in millions) Performance Metric	Target	Actual		Achievement Percentage		Weight	Payout Percentage
Revenue	$72.8		$59.7	0%		40%	–
Adjusted EBITDA	$5.1	$	<0	0%		40%	–
Backlog	$50.0		$65.4	115%	(1)	20%	26%

______________

(1)	Because actual performance exceeded the Maximum, the Achievement Percentage has been capped at 115%.

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Based on the above analysis for the performance metrics, the total payout percentage under the Management Incentive Plan for fiscal year 2020 was 26.0%, resulting in cash bonus payments to our Named Executive Officers as set forth in the following table:

Named Executive Officer	Bonus Payment ($)
Richard B. Hancock(1)	74,266
Daniel R. Hart	46,396
Mark R. Ziebell	33,923

______________

(1)	Mr. Hancock’s fiscal year 2020 bonus was prorated based on his May 7, 2019 appointment date as our interim President and Chief Executive Officer.

Long-term Equity Incentive Awards. Another component of our executive compensation program is long-term equity incentive awards. Our Compensation Committee believes that equity awards are an effective means of aligning the interests of executive officers and stockholders, rewarding executive officers for the Company’s success over the long term, and providing executive officers an incentive to remain with us. For fiscal years 2019 and 2018, while Dr. Lias and Mr. Hart did receive equity awards related to their initial employment, there were no annual broad-based equity awards to employees, including Named Executive Officers. For fiscal year 2020, the Compensation Committee approved a broad-based equity award to all eligible employees, including Named Executive Officers. The Compensation Committee used the information provided in the analysis prepared by Radford to determine equity awards to our Named Executive Officers that approximated the twenty-fifth percentile of the value of the long-term incentive awards granted by our peer group. The fiscal year 2020 equity awards to all eligible employees, including Named Executive Officers, where split between stock options (70% of the value awarded) and restricted stock units (30% of the value awarded), both of which awards vest in equal annual installments over a period of four years. The equity award information for the fiscal year ended April 30, 2020 is set forth below under “Grants of Plan-Based Awards for Fiscal Year Ended April 30, 2020”.

Employment Agreements, Severance and Change-in-Control Benefits. We are party to employment agreements with Mr. Hart and Mr. Ziebell. Both employment agreements provide for severance payments and accelerated vesting benefits triggered by various termination events. For a description of these agreements and our potential payment obligations as of the fiscal year ended April 30, 2020, please see “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” and the related tabular disclosure below.

When entering into employment agreements which provide for post-termination compensation for our Named Executive Officers, the Compensation Committee considers, among multiple factors, peer company practice, retention needs and consistency of post-termination compensation among our executives. Gains from prior equity awards are not a material consideration in setting the level of such compensation. In particular, we believe such employment agreements benefit us and our stockholders by attracting and retaining executives in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protection triggered by a change-in-control allows our executives to assess a potential change-in-control objectively, from the perspective of what is best for our stockholders, without regard to the potential impact of the transaction on their own job security. We use a “double trigger” with respect to benefits that are to be provided in connection with a change-in-control. A change-in-control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause or by the executive of “good reason,” as defined in the employment agreements, in connection with a change-in-control. We believe a “double trigger” benefit maximizes stockholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk. Further, we believe the severance protection offered under the employment agreements is balanced with the interests of the Company and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of the Company as a condition to receiving benefits under these agreements. None of the agreements include any tax gross-up payments for “golden parachute” excise taxes. All of the Named Executive Officers are “at will” employees.

These employment agreements are generally subject to automatic one-year extensions annually and, as part of the Compensation Committee’s review of all of our executive compensation practices, are reviewed to ensure that they continue to serve our interests in retaining these key executives, remain consistent with packages offered by our peers, and provide reasonable levels of severance protection and compensation.

Perquisites and Other Benefits. We maintain broad-based benefits that are provided to all employees, including health, dental, and vision insurance, life and disability insurance, a 401(k) plan, and an Employee Stock Purchase Plan.

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Under the 401(k) plan, Named Executive Officers are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations. For fiscal year 2020, the Company voluntarily agreed to match 50% of all employee contributions, including Named Executive Officers, up to the first 6% of a participant’s annual salary for all 401(k) plan contributions, subject in each case to certain IRS limitations. Under the 401(k) plan, each participating employee, including Named Executive Officers, is fully vested in his or her contributions to the 401(k) plan and Company contributions to the 401(k) plan will fully vest after six years of service.

Under the Employee Stock Purchase Plan, Named Executive Officers are allowed to participate on the same basis as other employees of the Company, which allows employees on a voluntarily basis to purchase shares of our Common Stock directly from the Company through accumulated payroll deductions at a purchase price equal to the lesser of 85% of the fair market value of our Common Stock (i) on the first trading day of the six month offering period or (ii) the last trading day of the six-month offering period. The Company believes the Employee Stock Purchase Plan closely aligns the interests of participants with the interests of stockholders.

In addition, Named Executive Officers are eligible to participate in the same employee benefit plans as all other employees. The cost of health and dental insurance was 100% covered by the Company for Named Executive Officers during fiscal 2020. In addition, all employees, including Named Executive Officers, receive one (1) times their annual salary in term-life insurance, long-term disability benefits, and vision insurance at no cost to the employee. We also provide all employees, including Named Executive Officers, the option to make pre-tax payroll deductions up to $2,750 per year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses. The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

Tax Deductibility of Compensation Expense

Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount a publicly held company can deduct in any tax year with respect to compensation paid to its “covered employees.” Prior to the passage of the 2017 Tax Cuts and Jobs Act, performance-based compensation paid to such “covered employees,” such as annual cash incentives, could generally be designed to be excluded from this $1 million deduction limit. As a result of changes in the tax law, this previously-available exclusion for performance-based compensation is generally no longer available after 2018. The Compensation Committee considers tax deductibility as one of many factors in determining the Company’s executive compensation program. However, the Compensation Committee retains discretion to award compensation that it determines to be consistent with the goals of the Company’s executive compensation program, as described above, even if such compensation is not tax deductible. Thus, certain of the Company’s executive compensation arrangements may not be tax deductible.

Compensation Risk

As part of its oversight of our compensation policies, the Compensation Committee consider the incentives created by our executive compensation program and the impact that our compensation policies could have on our overall risk profile. In addition, the Compensation Committee annually reviews our compensation policies and procedures for all employees, including the Named Executive Officers, to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its latest review, our Compensation Committee concluded that our compensation policies and procedures did not create such risks.

Compensation Clawback Policy

During fiscal year 2018, the Compensation Committee adopted a clawback policy consistent with the requirements of Section 954 of the Dodd-Frank Act, pursuant to which, to the extent permitted by governing law, the Company may seek to recoup certain incentive-based compensation in the event the Company is required to restate its publicly-reported financial statements due to material noncompliance with any financial reporting requirement under the securities laws as a result of misconduct. This policy will be reviewed from time to time to ensure that it is compliant with any SEC requirements.

Restrictions on Hedging and Pledging

The Company’s Securities Trading Policy restricts hedging and pledging of Avid stock. This policy prohibits our executive officers and directors from hedging or pledging any Avid securities that they hold directly. In addition, our executive officers and directors are prohibited from engaging in short sales of our stock and may not hedge or pledge equity compensation.

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding our current executive officers as of August 10, 2020:

Executive Officer	Age	Position
Nicholas S. Green	56	President and Chief Executive Officer
Daniel R. Hart	46	Chief Financial Officer
Mark R. Ziebell	56	Vice President, General Counsel and Corporate Secretary

The following biographies describe the business experience of our executive officers.

Nicholas S. Green’s biography is set forth above under the “Nominee Biographies” section of this Proxy Statement.

Daniel R. Hart has served as Chief Financial Officer since August 2018 and has over 20 years of financial accounting and operational experience. Mr. Hart is responsible for our accounting and finance, information technology and validation, project management, and project engineering functions. Prior to joining us, Mr. Hart served as Chief Financial Officer of ENO Holdings, Inc., a family of companies focused on the residential real estate market with offerings spanning brokerage, franchisor, property management, title and escrow services. Prior to that position, Mr. Hart served as Senior Vice President, Chief Financial Officer and Assistant Secretary at SM&A, a private equity management consulting firm that was previously a Nasdaq-listed company. Mr. Hart also previously served as Corporate Controller for Biolase Technology, Inc., a Nasdaq-listed medical device manufacturer, and prior to that, worked at Deloitte & Touche LLP in Costa Mesa, California. He earned a B.S. in accounting from California Polytechnic State University, San Luis Obispo and is a certified public accountant in the State of California (inactive).

Mark R. Ziebell has served as Vice President, General Counsel since June 2012 and Corporate Secretary since July 2012, and has been practicing corporate and securities law for over 25 years. Prior to joining us, Mr. Ziebell was a partner with the Costa Mesa, California office of Snell & Wilmer LLP where he worked from March 2004 to June 2012. Mr. Ziebell has represented public and private companies in a wide range of corporate and securities matters, mergers and acquisitions, strategic alliance matters and corporate governance. His experience involves a variety of industries, including biopharmaceutical and life sciences. Mr. Ziebell was our outside corporate counsel from 1999 to June 2012. He earned his B.S. in accounting in 1986 from the University of San Francisco and his Juris Doctorate in 1994 from the University of San Francisco School of Law. Prior to earning his law degree, Mr. Ziebell was a certified public accountant with BDO Seidman in San Francisco, California.

Compensation Summary

The following table contains information with respect to the compensation for the fiscal years ended April 30, 2020, 2019 and 2018 for each individual who acted as our chief executive officer, our chief financial officer, our principal financial and principal accounting officer, and our other executive officers during the fiscal year ended April 30, 2020. We refer to the executive officers identified in this table as our “Named Executive Officers.”

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Richard B. Hancock, Former Interim President and Chief Executive Officer (5)	2020	454,216	(6)	–	90,374	133,728		74,266	21,153		773,737
Daniel R. Hart,	2020	396,106		–	142,433	210,837		46,396	46,371		842,143
Chief Financial Officer	2019	270,981	(7)	–	–	400,672		84,300	32,436		788,389
Roger J. Lias, Ph.D.,	2020	37,231	(8)	–	–	19,075	(9)	–	625,047	(10)	681,353
Former President and	2019	463,185		–	–	116,890		188,760	110,842		879,677
Chief Executive Officer	2018	245,385	(11)	–	–	403,110		–	55,852		704,347
Mark R. Ziebell,	2020	372,358		–	255,244	377,782		33,923	46,317		1,085,624
Vice President, General Counsel	2019	361,920		–	–	–		82,407	40,727		485,054
and Corporate Secretary	2018	361,920		–	–	–		–	47,564		409,484

__________________

(1)	Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each fiscal year.
(2)	Represents the aggregate grant date fair value of the awards made in each fiscal year as computed in accordance with ASC Topic 718. These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer. The assumptions used in determining the grant date fair values of the stock and option awards are set forth in Note 6 “Benefit Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2020, filed with the SEC on June 30, 2020. Additional information regarding outstanding stock and option awards can be found in the “Outstanding Equity Awards at Fiscal Year-End” table of this Proxy Statement.
(3)	Represents performance bonuses earned under the Company’s Management Incentive Plan (fiscal years 2020 and 2019) and the predecessor Annual Cash Bonus Plan (fiscal year 2018). No bonuses were paid in fiscal year 2018 under the Annual Cash Bonus Plan. Additional information regarding the Company’s Management Incentive Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Management Cash Incentive Plan”.
(4)	Except as described in footnote 10 below, amounts shown in this column reflect the cost of benefits paid on behalf of the Named Executive Officer for health, dental, and vision benefits in addition to premiums paid for disability and term life insurance (collectively referred to as “Health Benefits”) as well as company contributions to the Avid Bioservices, Inc. 401(k) Plan. Health Benefits paid and/or accrued during the fiscal year ended April 30, 2020 for each Named Executive Officer were as follows: Mr. Hancock—$12,497; Mr. Hart—$37,865; Dr. Lias—$3,217; and Mr. Ziebell—$37,833. Company contributions to the Avid Bioservices, Inc. 401(k) Plan during the fiscal year ended April 30, 2020 for each Named Executive Officer were as follows: Mr. Hancock—$8,656; Mr. Hart—$8,506; Dr. Lias—$2,411; and Mr. Ziebell—$8,484.
(5)	Mr. Hancock was appointed our interim President and Chief Executive effective May 7, 2019, and resigned from such positions on July 31, 2020. Mr. Hancock continues to serve as a non-employee member of the Board.
(6)	Represents annual salary compensation beginning May 7, 2019, Mr. Hancock’s date of appointment as interim President and Chief Executive Officer.
(7)	Represents annual salary compensation beginning August 1, 2018, Mr. Hart’s date of hire.
(8)	Represents annual salary compensation through May 7, 2019, the effective date of Dr. Lias’ resignation.
(9)	Represents the aggregate incremental fair value of option awards modified in fiscal year 2020 to extend their post-separation exercise period from 90 days to twelve (12) months, as computed in accordance with ASC Topic 718, in accordance with the terms of the Dr. Lias’ Separation Agreement referenced in footnote 10 below. The amount shown does not correspond to the actual value that may be recognized by Dr. Lias.
(10)	Includes (i) severance costs of $500,776, (ii) a relocation bonus of $50,000, and (iii) reimbursement of aggregate relocation expenses of $50,000, in accordance with the terms of the Dr. Lias’ Separation Agreement, as further described in the “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” section of this Proxy Statement under “Separation Agreement with Roger Lias, Ph.D.”, and (iv) aggregate payments of $18,643 consisting of a monthly housing stipend pursuant to Dr. Lias’ employment offer letter.
(11)	Represents annual salary compensation beginning September 25, 2017, Dr. Lias’ date of hire.

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Grants of Plan-Based Awards For the Fiscal Year Ended April 30, 2020

The following table set forth certain summary information with respect to non-equity incentive plans and each plan-based award granted during the fiscal year ended April 30, 2020 to our Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS FOR THE FISCAL YEAR ENDED APRIL 30, 2020

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock or Option Awards ($)(3)
Richard B. Hancock	–	257,075	285,639	371,331	–	–	–	–
	05/07/19	–	–	–	–	46,540	4.53	133,728
	05/07/19	–	–	–	19,950	–	–	90,374
Daniel R. Hart	–	160,603	178,447	231,982	–	–	–	–
	07/10/19	–	–	–	–	54,760	6.07	210,837
	07/10/19	–	–	–	23,465	–	–	142,433
Roger J. Lias, Ph.D.(4)	–	–	–	–	–	–	–	19,075(5)
Mark R. Ziebell	–	117,425	130,472	169,614	–	–	–	–
	07/10/19	–	–	–	–	98,120	6.07	377,782
	07/10/19	–	–	–	42,050	–	–	255,244

______________

(1)	Non-Equity Incentive Plan amounts reflect threshold, target and maximum award amounts established for fiscal year 2020 under the Company's Management Incentive Plan. The “Threshold,” “Target” and “Maximum” amounts reflected for Mr. Hancock have been prorated based on his appointment date of May 7, 2019 as interim President and Chief Executive Officer. Additional information regarding the Company’s Management Incentive Plan, including the performance metrics applicable to these awards under our Management Incentive Plan, can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Management Cash Incentive Plan”. The actual amount of bonus earned by each Named Executive Officer under the Management Incentive Plan for fiscal year 2020 is reflected in the “Summary Compensation Table” above under the column heading, “Non-Equity Incentive Plan Compensation.”
(2)	The restricted stock unit and option awards were granted under our 2018 Omnibus Incentive Plan and vest over a four (4) year period at the rate of 25% on each anniversary of the date of grant until fully-vested.
(3)	The assumptions used in determining the grant date fair value of restricted stock unit and option awards are set forth in Note 6 “Benefit Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2020, filed with the SEC on June 30, 2020.
(4)	Dr. Lias, who resigned as President and Chief Executive Officer effective May 7, 2019, was not eligible for a bonus under the Company’s Management Incentive Plan pursuant to the terms of his Separation Agreement.
(5)

Represents the aggregate incremental fair value of option awards modified in fiscal year 2020 to extend their post-separation exercise period from 90 days to twelve (12) months, as computed in accordance with ASC Topic 718, in accordance with the terms of the Dr. Lias’ Separation Agreement as further described in the “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” section of this Proxy Statement under “Separation Agreement with Roger Lias, Ph.D.”

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised stock options and unvested stock awards held by our Named Executive Officers as of the fiscal year ended April 30, 2020:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Richard B. Hancock	11/27/2017	60,416	14,584	(4)	4.67	11/27/2027	–	–
	12/14/2018	19,600	–		5.22	12/14/2025	–	–
	05/07/2019	–	46,540		4.53	05/07/2026	–	–
	05/07/2019	–	–		–	–	19,950	121,695
Daniel R. Hart	08/01/2018	26,750	80,250		5.66	08/01/2028	–	–
	07/10/2019	–	54,750		6.07	07/10/2026	–	–
	07/10/2019	–	–		–	–	23,465	143,137
Roger J. Lias, Ph.D.(5)		–	–		–	–	–	–
Mark R. Ziebell	06/20/2012	32,143	–		3.29	06/20/2022	–	–
	12/27/2012	21,429	–		17.01	12/27/2022	–	–
	05/06/2013	25,000	–		9.87	05/06/2023	–	–
	05/06/2014	25,000	–		12.25	05/06/2024	–	–
	05/11/2015	14,286	–		9.17	05/11/2025	–	–
	06/02/2016	21,429	–		3.50	06/02/2026	–	–
	07/10/2019	–	98,120		6.07	07/10/2026	–	–
	07/10/2019	–	–		–	–	42,050	256,505

______________

(1)	Except as described below, all options vest over a four (4) year period at the rate of 25% on each anniversary of the date of grant until fully-vested, subject to the Named Executive Officer’s continued service with us through the applicable vesting dates.
(2)	Each restricted stock unit award vest over a four (4) year period at the rate of 25% on each anniversary of the date of grant until fully-vested, subject to the Named Executive Officer’s continued service with us through the applicable vesting dates.
(3)	Market value is calculated based on the closing price of our Common Stock of $6.10 per share on April 30, 2020, times the number of shares subject to the restricted stock unit award.
(4)	Option vests in thirty-six (36) equal monthly installments over a three (3) year period beginning December 27, 2017 and each month thereafter until fully-vested, subject to the Named Executive Officer’s continued service with us through the applicable vesting dates.
(5)	Dr. Lias resigned as our President and Chief Executive Officer effective May 7, 2019.

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Option Exercises and Stock Vested

The following table sets forth certain information with respect to the exercise of stock options and vesting of stock awards by our Named Executive Officers during the fiscal year ended April 30, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Roger J. Lias, Ph.D.	50,001	225,630	–	–

________________

(1)	The realized value on exercise was calculated based on the difference between the sales price of our Common Stock received by Dr. Lias and the exercise price of each option.

Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreements

As of the end of fiscal year 2020, we are a party to employment agreements with Mr. Hart and Mr. Ziebell. Each employment agreement is subject to automatic one-year extensions annually unless either party gives written notice of such party’s intent not to renew the employment agreement at least ninety (90) days prior to the commencement of the next year’s period.

Each employment agreement provides that the executive officer must devote his or her full business time to the performance of services to the Company. In addition, each executive officer has agreed to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. Each executive officer has further agreed that he or she will not (i) compete with the Company, directly or indirectly, during the course of such executive’s employment within the United States or any foreign country in which the Company has done business or has actually investigated doing business or where its products are sold or distributed, or (ii) solicit Company employees or customers during the course of employment and for a period of one year following the termination of such executive’s employment.

The Company has the right to terminate each executive’s employment for “cause” if such executive (a) breaches in any material respect or fails to fulfill in any material respect his or her fiduciary duty owed to Company; (b) breaches in any material respect his or her employment agreement or any other confidentiality or non-solicitation, non-competition agreement with the Company; (c) pleads guilty to or is convicted of a felony; (d) is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct, (e) fails to perform his or her duties to the Company, provided that he or she fails to cure any such failure within thirty (30) days after written notice from Company of such failure, provided further, however, that such right to cure shall not apply to any repetition of the same failure previously cured under the agreement; or (f) violates any material rule, regulation or policy of the Company that may be established and made known to Company’s employees from time to time, including without limitation, the Company’s employee handbook. If an executive’s employment is terminated for “cause”, he or she shall have no right to receive any compensation or benefit under his or her employment agreement after such termination other than base salary and paid time-off earned or accrued but unpaid as of the date of termination.

The following discussion describes the amounts that we would pay or provide to our Named Executive Officers or, as applicable, their beneficiaries under these employment agreements as a result of (i) termination without cause or resignation for good reason, (ii) termination following a change-in-control, (iii) death or disability, and (iv) voluntary resignation with extended notice.

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Payments Upon Termination Without Cause or Resignation for Good Reason

If we terminate Mr. Hart’s or Mr. Ziebell’s employment without cause or the executive terminates his employment for “good reason”, such executive is entitled to (i) continued base salary and group insurance benefits for a period of twelve (12) months, and (ii) the payment of any prorated earned target bonus, as determined by the Compensation Committee in its sole discretion. In addition, each executive shall have a period of time equal to the lesser of two years, for Mr. Ziebell, and twelve months, for Mr. Hart, following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

Each employment agreement defines “good reason” as (a) the Company relocates executive’s principal place of work to a location more than fifty (50) miles from the original location, without the executive’s prior written approval; (b) the executive’s position and/or duties are modified so that his or her duties are no longer consistent with the executive’s title; or (c) the executive’s annual base salary and related benefits, as adjusted from time to time, are reduced without his or her written authorization.

The following table sets forth the potential payments to our Named Executive Officers assuming a termination without cause or resignation for good reason with estimated benefits calculated as if the termination occurred on or about April 30, 2020:

Named Executive Officer	Base Salary ($)(1)	Target Bonus ($)(2)	Group Benefits ($)(3)	Total ($)
Daniel R. Hart	396,550	178,447	39,117	614,114
Mark R. Ziebell	372,778	130,472	39,086	542,336

______________

(1)	Represents payment of base salary for a period of twelve (12) months.
(2)	The payment of a Target Bonus to the Named Executive Officers is at the sole discretion of the Board of Directors. A Target Bonus is equal to a percentage of the Named Executive Officer’s annual base salary as follows Mr. Hart – 45%; and Mr. Ziebell – 35%. The above assumes that the Board of Directors authorized the payment of the full Target Bonus to each executive for the fiscal year.
(3)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments Upon a Termination in Connection with a Change-in-Control

In the event of a change-in-control of Avid, if (i) Mr. Hart’s or Mr. Ziebell’s employment is terminated other than for cause within three (3) months prior or twenty-four (24) months following such change-in-control, or (ii) such executive officer terminates his or her employment for “good reason” within twenty-four (24) months, for Mr. Hart, or twelve (12) months, for Mr. Ziebell, following such change-in-control, the executive shall be paid a lump sum amount equal to (a) twenty-four (24) months base salary then in effect, and (b) one hundred percent (100%) of such executive’s earned target bonus as determined by the Compensation Committee in its sole discretion. Each executive officer will also be paid group insurance benefits for himself and his family for twenty-four (24) months. In addition, each of the executive officers’ outstanding equity awards shall immediately become fully vested and, with respect to stock options, each shall have a period of time equal to the lesser of two years following the date of such termination, for Mr. Hart, or two years following the date of the Change-in-Control, for Mr. Ziebell, or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits is conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

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The following table sets forth the potential payments to Mr. Hart and Mr. Ziebell assuming a termination without cause or resignation for good reason in connection with a change-in-control, with estimated benefits calculated assuming the change-in-control and termination of employment occurred on or about April 30, 2020:

Named Executive Officer	Base Salary ($)(1)	Target Bonus ($)(2)	Acceleration of Equity Awards ($)(3)	Group Benefits ($)(4)	Total ($)
Daniel R. Hart	793,100	178,447	36,953	78,235	1,086,735
Mark R. Ziebell	745,555	130,472	259,449	78,172	1,213,648

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(1)	Represents payment of base salary for a period of twenty-four (24) months.
(2)	The payment of a Target Bonus to the Named Executive Officer is at the sole discretion of the Compensation Committee. A Target Bonus is equal to a percentage of the Named Executive Officer’s annual base salary as follows Mr. Hart – 45%; and Mr. Ziebell – 35%. The above assumes that the Compensation Committee determined, in its sole discretion, that each executive earned the full Target Bonus for the fiscal year.
(3)	Amounts shown in this column reflect the value of unvested stock options and market value of unvested restricted stock units that would have accelerated if the Named Executive Officer’s employment was terminated on April 30, 2020 in connection with a change-in-control. Values were derived using $6.10, the closing price of our common stock on the last trading day of our fiscal year ended April 30, 2020. These amounts, if any, do not correspond to the actual value that may be recognized by each Named Executive Officer as there can be no assurance that the options will ever be exercised or that the value on exercise will be equal to the amounts shown in this column.
(4)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period twenty-four (24) months. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments upon Death or Disability

In the event of the death or disability, as defined in the employment agreements, of Mr. Hart or Mr. Ziebell, the Company will not pay any further compensation or benefits after such event other than the payment by the Company of group insurance benefits previously provided to such executive officers for a period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits as follows:

Named Executive Officer	Group Benefits ($)
Daniel R. Hart	39,117
Mark R. Ziebell	39,086

Payments upon Executive’s Voluntary Resignation with Extended Notice Period

In the event that Mr. Ziebell voluntarily resigns, and in connection therewith provides ninety (90) days’ advance written notice (the “Extended Notice Period”) to the Company, the Company will pay Mr. Ziebell’s base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of six (6) months following the Extended Notice Period, provided Mr. Ziebell makes himself telephonically available to the Board of Directors and the Company’s executive team for up to two hours per week.

Separation Agreement with Roger Lias, Ph.D.

Dr. Lias resigned as our President and Chief Executive Officer effective May 7, 2019. Pursuant to the terms of a Separation Agreement and Release of Claims (the “Separation Agreement”) entered into on June 12, 2019, Dr. Lias was entitled to, among other things, (i) continuation of his base salary less any applicable payroll taxes and withholdings on the Company’s regular paydays for a period of twelve months from May 7, 2019; (ii) Company provided and paid for COBRA continuation coverage for Dr. Lias and his family for a period of twelve months until May 7, 2020 or until Dr. Lias is eligible for coverage with another employer, whichever is earlier; (iii) reimbursement of up to $50,000 in relocation expenses; and (iv) a relocation bonus of $50,000. The Separation Agreement also provided that Dr. Lias would have a period of twelve (12) months following May 7, 2019 to exercise vested stock options to purchase the Company’s shares of Common Stock held as of that date.

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Compensation Committee Interlocks and Insider Participation

During the fiscal year ended April 30, 2020, the following non-employee directors served on the Compensation Committee of the Board of Directors: Mr. Patrick D. Walsh, Dr. Joseph Carleone, Mr. Gregory P. Sargen and Mr. Richard B. Hancock (who served from May 1, 2019 to May 6, 2019 prior to his appointment as our interim President and Chief Executive Officer effective May 7, 2019). There are not currently, and during the fiscal year ended April 30, 2020, there were not, any interlocks of executive officers or directors of the Company serving on the compensation committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors.

Certain Relationships and Related Transactions

Except for the compensation arrangements between us and our executive officers and directors described above under “Compensation Discussion and Analysis,” since May 1, 2019, we have not been a party to any transactions involving more than $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our common stock or any immediate family member of the foregoing has a direct or indirect material interest, nor are any such transactions currently proposed.

The Audit Committee’s charter requires that it review and approve any related-party and conflicts of interest transactions. In considering related-party transactions, the Audit Committee would consider the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-party transaction, the Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is inconsistent with, our best interests and those of our stockholders.

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Compensation Committee Report

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Patrick D. Walsh (Chairman of the Compensation Committee)

Joseph Carleone, Ph.D.

Gregory P. Sargen

CEO Pay Ratio Disclosure

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Richard B. Hancock, our CEO on April 30, 2020. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For fiscal year 2020, the median of the annual total compensation for our employees (other than our CEO) was $83,115, and the annual total compensation of our CEO, as reported in the Summary Compensation Table included above was $773,737. Based on this information, for fiscal year 2020 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees was approximately 9 to 1.

We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO:

1.	We determined that, as of April 30, 2020, our entire employee population consisted of 227 individuals. To identify the median employee from our employee population, we used the amount of “gross wages” for the employees as reflected in our payroll records for the fiscal year ended April 30, 2020. For gross wages, we generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding. We did not use any statistical sampling techniques.

2.	For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for fiscal year 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K promulgated under the Exchange Act, and then added the approximate value of the employee’s medical benefits, resulting in annual total compensation of $83,115.

3.	For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table for fiscal year 2020.

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Other Matters

Other Matters

Neither the Board of Directors nor the management knows of any other business to be presented at the 2020 Annual Meeting, but if other matters do properly come before the 2020 Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Avid Bioservices, Inc., Attention: Corporate Secretary, 2642 Michelle Drive, Suite 200, Tustin, California 92780. If Exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at www.avidbio.com.

By Order of the Board of Directors /s/ Mark R. Ziebell Mark R. Ziebell Vice President, General Counsel and Corporate Secretary August 27, 2020

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